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                                                                 Exhibit 10.33

                                GUITAR CENTER, INC.
                     EMPLOYEE ASSISTANCE LOAN PROGRAM AGREEMENT

          Guitar Center, Inc. ("GUITAR CENTER" or the "COMPANY") has, under authority granted by its Board of Directors, established an employee assistance loan program (the "PROGRAM") to make loans to certain specified employees for the purpose of assisting those employees in purchasing Guitar Center common stock, par value $.01 per share ("COMMON STOCK"). The undersigned ("PARTICIPANT"), in consideration for being permitted to draw a loan from the Company, agrees to be bound by the terms of this Agreement and the associated promissory note(s) also being executed and delivered to the Company.

          1. GENERAL. The Program was instituted to encourage greater stock ownership by specified members of senior management by facilitating the purchase of Guitar Center Common Stock. In accordance with this Agreement, Guitar Center will extend, and Participant may borrow, funds up to the maximum amount identified on the signature page hereof for the sole purpose of purchasing Guitar Center Common Stock in unsolicited open market purchases (each such draw, a "LOAN"). Such Loan(s) may be drawn solely for purchases made in accordance with this Agreement from the date hereof through November 30, 1999, provided that on the date such purchase is made the Participant (i) is an employee of Guitar Center or a majority-owned subsidiary and (ii) is not in breach of this Agreement or any related promissory note.

          2. ADMINISTRATION OF THE PROGRAM. The Board of Directors will, in its discretion, establish rules and regulations appropriate for the proper administration of the Program and will have full authority and power to interpret and construe any provision of the Program. Decisions of the Board of Directors are final, binding and conclusive on all persons who have an interest in the Program. The Program will be administered by either (a) the Board, (b) a committee or (c) a senior executive officer appointed by the Board in its sole discretion (the "ADMINISTRATOR").

          3. EVIDENCE OF PROGRAM LOANS. Each extension of a Loan under the Program will be represented by a full recourse promissory note executed by the Eligible Participant in the form attached hereto as Exhibit A (the "PROMISSORY NOTE"). AS A FULL RECOURSE PROMISSORY NOTE, ALL PRINCIPAL, INTEREST AND OTHER OBLIGATIONS DUE TO GUITAR CENTER UNDER THE PROMISSORY NOTE AND THIS AGREEMENT WILL CONSTITUTE THE PERSONAL RESPONSIBILITY OF THE PARTICIPANT AND MUST BE PAID REGARDLESS OF ANY APPRECIATION OR DEPRECIATION IN THE COMMON STOCK PURCHASED WITH THE PROCEEDS FROM THE LOAN(S). Under the terms of the Promissory Note, interest on the Loans will be paid annually, with the principal paid in one lump sum on the fifth anniversary of the date of the Promissory Note, unless accelerated as provided for in the Promissory Note. The Promissory Note may also be prepaid in whole or in part at any time, and, in the case of default, death, ceasing to be an employee of Guitar Center or any majority-owned subsidiary, or the sale of Guitar Center, must be repaid.

          4. PROCEDURE FOR STOCK PURCHASES; SAFEKEEPING OF SHARE CERTIFICATES. The sole use of proceeds from the Loans funded to Participant under this Program shall be to purchase Common Stock in unsolicited, open market transactions. All purchases of Common Stock under the Program must be executed through a brokerage firm identified by the Company, and disbursements of Loans will only be made directly to the designated broker upon presentation to the Company of trade confirmations which comply with the Program. Participant will be responsible for all transaction costs including, without limitation, brokerage commissions. All shares of Common Stock purchased by the Participant under the Program shall be held only in certificated form. The certificates for the Shares will be issued and initially held by Guitar Center for safekeeping. Upon the Participant's written request, Guitar Center will deliver the certificates to the Participant. Guitar Center will not rely on the certificates as collateral for the Loan. Guitar Center may, in its discretion, place any appropriate legend on such certificates to assure



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compliance with this Program, the internal stock trading policies of Guitar
Center and all applicable securities laws.

          5. VOLUNTARY AND DISCRETIONARY NATURE OF PROGRAM. The extension of Loans under this Program is entirely discretionary, and the obligation of Guitar Center to make additional Loans hereunder may be terminated by it, in the sole discretion of the Administrator at any time. Nothing in the Program is meant to limit or restrict the right of Guitar Center or any subsidiary of Guitar Center to terminate the employment of Participant at any time, with or without cause and with or without notice, or to change the compensation or other terms and conditions of employment of a Participant at any time. The Board of Directors may from time to time alter, amend, suspend or discontinue this Program and make further rules for its administration.

          6. INVESTMENT DECISION MADE SOLELY BY PARTICIPANT. The decision to participate in the Program has been made solely by Participant who has and will continue to make his or her own investment decision as to whether or not taking out Loans to purchase Common Stock is prudent or advisable in the personal circumstances of Participant. Participant is not relying on any oral statement of any representative of Guitar Center to make its investment decision.

          7.   COMPLIANCE WITH COMPANY TRADING POLICIES REQUIRED.
Participant acknowledges that Guitar Center has established policies which restrict the times that employees, including Participant, may trade in the Common Stock, and Participant acknowledges that he or she is familiar with such policies and has and will continue to comply with the policies. Nothing in this Program shall act to relieve any person from the application of such policies, any requirement of the federal securities laws (E.G., compliance with Section 16(a) reporting, trading limitation of shares held by affiliates, prohibition on trading when in possession of material inside information as provided in Rule 10b-5) or any other applicable policy of Guitar Center or legal requirement.

          8. ASSIGNABILITY. The rights to receive the Loans and purchase the Common Stock under this Program are not transferable or assignable by the Participant.

          9. FEDERAL INCOME TAX CONSEQUENCES. Guitar Center makes no representations regarding the federal income tax consequences of being a Participant in the Program. Participant acknowledges that he or she has been directed by Guitar Center to seek independent professional assistance regarding the legal and tax consequences of entering into this agreement and participating in the Program including, for example, the tax treatment of any gain or loss on sale of the Common Stock or whether or not interest payments to the Company will be deductible.

          10. ERISA DOES NOT APPLY; PLAN NOT TAX QUALIFIED. The Program is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended (commonly referred to as "ERISA"), and is not a qualified program under Section 401(a) of the Internal Revenue Code of 1986, as amended or any other federal income tax provision which might provide favorable tax treatment.

          11.  MISCELLANEOUS.

             (a) ENTIRE AGREEMENT. This agreement and the other documents referred to herein constitutes the complete and exclusive statement of the agreement between Guitar Center and the Participant with respect to the subject matter herein set forth and supersedes all prior agreements by and between the parties.

             (b) AMENDMENTS. This agreement may not be amended, altered or terminated except in writing executed by or on behalf of each party.


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             (c)    INUREMENT.  Except as otherwise set forth above, this
     agreement shall be binding upon the parties hereto and their respective heirs, executors, administrators, legal representatives, successors and permitted assigns.

             (d) LANGUAGE. The language used in this Agreement shall be deemed to be language chosen by the parties thereto to express their mutual intent and no rule of strict construction against any party shall apply to any term or condition thereof

             (e) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

             (f) ARBITRATION. Any controversy or claim arising out of or relating to this agreement, or the breach thereof, shall be settled by binding arbitration in accordance with the commercial rules of the American Arbitration Association by a single arbitrator in a location to be agreed to by the parties, and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction thereof and shall not be appealable.

             (g) COMPLIANCE WITH LAW. It is the intention of the parties that this agreement comply with all applicable laws, including all applicable laws relating to the maximum rate of permissible interest. In the event it shall be finally determined that any provision of this agreement is illegal or unenforceable, it is the express intention of the parties that the agreement then be reformed to the minimum extent necessary to cause the subject provision to then constitute a legal and enforceable agreement of the parties.

             (h) COUNTERPARTS: This Agreement may be executed in counterparts, each of which shall constitute an original but all of which taken together shall constitute but one agreement.

                              (Signature Page Follows)


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          IN WITNESS WHEREOF, the parties have executed this Employee
Assistance Loan Program Agreement as of the date set forth on this signature page.

GUITAR CENTER, INC.                          Effective Date:__________, 1999



By:
   ------------------------------------



---------------------------------------
       (Signature of  Participant)

Name of Participant:
                    -------------------


---------------------------------------
Tax Identification or
Social Security Number

---------------------------------------
Address for Notice

---------------------------------------
Facsimile Number


Maximum Loan Amount:  $
                       ----------------


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$ 49,031.50
AGOURA HILLS, CALIFORNIA                                    September 15, 1999

                           FULL RECOURSE PROMISSORY NOTE

            FOR VALUE RECEIVED, the undersigned, BRUCE ROSS ("DEBTOR"), promises to pay to the order of GUITAR CENTER, INC., a Delaware corporation, or its order ("GUITAR CENTER" or "PAYEE"), the principal sum of Forty-nine Thousand Thirty-one Dollars and Fifty Cents ($49,031.50) together with interest from the date hereof on the balance of principal remaining from time to time unpaid at a per annum interest rate equal to the lower of (a) the prime rate as established from time to time by Wells Fargo Bank, N.A. or (b) the highest interest rate which may be charged under applicable law, computed upon the actual number of days elapsed, such principal to be payable in one lump sum on the fifth anniversary of the date hereof unless accelerated as hereinafter provided. Interest on the principal remaining from time to time unpaid shall be paid annually on each anniversary date of this Note and at maturity, whether by acceleration or otherwise. All payments of principal and interest shall be paid in lawful money of the United States of America and shall be made at the offices of Guitar Center, Inc. at 5155 Clareton Drive, Agoura Hills, California 91301, or at such other place as the Payee or holder hereof may, from time to time, designate in writing. This Note shall bear interest after default at a rate of interest equal to the lower of (x) the highest interest rate which may be charged under applicable law or (y) fifteen percent (15%) per annum, such default interest to be payable on demand. This Note is issued in accordance with a related Employee Assistance Loan Program Agreement (as such agreement may be amended from time to time, the "LOAN AGREEMENT") between Debtor and Guitar Center, and is expressly subject to all of the terms and conditions of the Loan Agreement which are hereby expressly incorporated by reference herein. Any interested party may obtain a copy of the Loan Agreement from the Corporate Secretary of Guitar Center at its principal corporate offices.

            This Note is subject to the following additional provisions:

            1. ACCELERATION. The entire principal amount then remaining unpaid hereunder together with all accrued interest hereon must be paid in full prior to maturity as follows: (a) ten (10) days after Debtor's ceasing to be an employee of Guitar Center or a majority-owned subsidiary of Guitar Center; (b) contemporaneous with the closing of any transaction involving the sale of a majority interest in Guitar Center to a third party, whether by tender offer, merger, or other similar transaction; (c) sixty (60) days after the death of the Debtor; or (d) in accordance with Section 3.

            2. VOLUNTARY PREPAYMENT. This Note may be prepaid in whole or in part at any time and from time to time, without penalty or premium. Any such prepayment will be applied first to accrued but unpaid interest and then to principal.

            3. DEFAULT. Upon the occurrence of any one or more of the following events, the entire principal amount then remaining unpaid hereunder together with all accrued interest hereon shall at once become due and payable without further notice to Debtor:

               (a) Any default in the payment of principal or any installment of interest under this Note when due and payable, and the continuance thereof for a period of five (5) days after written notice to Debtor of such default;

               (b) Any default by Debtor in any of its obligations provided in the Loan Agreement (other than a payment default as provided for in clause (a), above), and the continuance thereof for a period of ten
          (10) days after written notice to Debtor of such default; or

               (c) The insolvency of Debtor, the inability of Debtor to pay his debts as they mature, an assignment by Debtor for the benefit of creditors, or the filing of a petition in bankruptcy or the commencement of any proceedings under any bankruptcy, insolvency or similar laws relating to the relief


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          of debtors by or against Debtor and, if filed against Debtor, such petition or proceeding remains undismissed for a period of sixty (60) days.

            4. COSTS OF ENFORCEMENT AND COLLECTION. Debtor agrees to pay, upon the demand of Payee therefor, any and all reasonable costs, fees and expenses (including reasonable attorney's fees, costs and expenses) incurred in enforcing any of Payee's rights hereunder. To the extent not paid within fifteen days of presentment of the related invoice(s), such costs, fees and expenses shall be added to the principal amount of this Note and thereby become part of Debtor's obligations hereunder. Debtor's liability for all reasonable expenses and fees hereunder also extends to the collection of any judgment, which results from Payee's enforcement of its rights and remedies hereunder.

            5. FULL RECOURSE PERSONAL OBLIGATION. DEBTOR ACKNOWLEDGES THAT THIS NOTE IS THE PERSONAL, FULL RECOURSE OBLIGATION OF DEBTOR AND THAT ALL PRINCIPAL, INTEREST AND OTHER OBLIGATIONS DUE TO GUITAR CENTER HEREUNDER ARE THE PERSONAL RESPONSIBILITY OF DEBTOR AND MUST BE PAID REGARDLESS OF ANY APPRECIATION OR DEPRECIATION IN THE STOCK PURCHASED WITH THE PROCEEDS HEREOF IN ACCORDANCE WITH THE LOAN AGREEMENT.

            6. MISCELLANEOUS. No modification, waiver, estoppel, amendment or discharge of this Note will be valid unless the same is in writing and signed by the party against which the enforcement of such modification, waiver, estoppel, amendment or discharge is sought.

            Any notices and demands required or permitted under this Note to be given to the undersigned shall be in writing and shall be delivered either in person, by facsimile or by United States registered or certified mail, return receipt requested, postage prepaid, addressed to the Debtor at the address or facsimile number set forth below his signature. Notices and demands given in the manner aforesaid will be deemed sufficiently given or served for all purposes under this Note at the time such notice or demand is faxed or mailed, as applicable.

            No delay or omission by the Payee or any transferee or legal holder in exercising any right or power hereunder will impair such right or power or be construed to be a waiver of any default of the Debtor hereunder.

            This Note is submitted by Debtor to Payee at Payee's principal place of business and is deemed to have been made thereat. This Note is governed by, and construed in accordance with, the laws of the State of New York, and is binding on Debtor, his heirs, personal representatives and assigns, and inures to the benefit of Payee and its successors and assigns.

            Debtor hereby waives presentment for payment, notice of dishonor, protest, notice of presentment and notice of protest.



----------------------------------          ----------------------------------
      (Signature of Debtor)                 Tax Identification or
                                            Social Security Number

Name of Debtor:
               -------------------
                                            ----------------------------------
                                            Address for Notice

                                            ----------------------------------
                                            Facsimile Number


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